UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2014

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 218-2400

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of First West Virginia Bancorp, Inc. (the “Company” or “our”) was held on May 13, 2014 for the purpose of considering and voting on the following:

1. To fix the number of directors of the Company to be elected at the 2014 Annual Meeting of Shareholders at eleven (11).

2. If the shareholders approve Item 1, to elect eleven (11) directors to the Company’s Board of Directors to serve until the 2015 Annual Meeting of Shareholders.

3. If the shareholders do not approve Item 1, to elect six (6) directors to the Company’s Board of Directors to serve until the 2015 Annual Meeting of Shareholders.

4. To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers.

5. To ratify the selection of BKD, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

6. To transact such other business as may lawfully be brought before the meeting.

The total number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 1,718,730 shares of which 1,509,704 shares representing 87.8% were present at the meeting either in person or by proxy. The following is a summary of the final voting results for each proposal presented to our shareholders:

Proposal 1: Our shareholders approved the proposal to fix the number of directors of the Company to be elected at the 2014 Annual Meeting of Shareholders at eleven (11).

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non- Votes
Total Shares Voted	1,459,776	46,020	3,908	—

Proposal 2: With the approval of Proposal 1, our shareholders approved the election of all eleven (11) nominees for director to serve until the 2015 Annual Meeting of Shareholders as set forth below:

	Number of Votes For	Number of Votes Withheld	Abstentions	Broker Non- Votes
Jonathan Bedway	1,146,842	25,117	—	337,745
Nada E. Beneke	1,154,709	17,250	—	337,745
Clyde Campbell	1,145,498	26,461	—	337,745
Rosalie J. Dlesk	1,146,546	25,413	—	337,745
Robert J. Fitzsimmons	1,147,225	24,734	—	337,745
Joseph Menendez	1,141,369	30,590	—	337,745
R. Clark Morton	1,149,137	22,822	—	337,745
Roberta Robinson Olejasz	1,155,533	16,426	—	337,745
William G. Petroplus	1,156,724	15,235	—	337,745
Thomas L. Sable	1,156,789	15,170	—	337,745
Brian L. Schambach	1,146,777	25,182	—	337,745

Proposal 3: Because our shareholders approved Item 1, Proposal 3 was not submitted to the shareholders for consideration and voting.

Proposal 4: Our shareholders approved the adoption of a non-binding resolution to approve the compensation of the Company’s named executive officers as set forth below:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non- Votes
Total Shares Voted	1,150,897	17,039	4,023	337,745

Proposal 5: Our shareholders approved the ratification of BKD, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014 as set forth below:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non- Votes
Total Shares Voted	1,501,474	2,864	5,366	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ Francie P. Reppy
Francie P. Reppy
Executive Vice President, Chief Administrative Officer and Chief Financial Officer

Date: May 15, 2014